SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2481 Manana Drive Dallas TX 75220
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 5.02 Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers.

On December 15, 2021, Dave & Buster’s Entertainment, Inc. (the “Company”) announced that Michael Quartieri was appointed as Chief Financial Officer of the Company effective January 1, 2022.

Mr. Quartieri, 53, previously served as Chief Financial Officer, Executive Vice President and Secretary of LiveOne, Inc. from November 2020 until December 2021. Prior to his tenure at LiveOne, Inc., Mr. Quartieri served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary at Scientific Games from November 2015 until June 2020. Prior to that Mr. Quartieri spent nine years with Las Vegas Sands Corp. in multiple roles ending as Senior Vice President, Chief Accounting Officer and Global Controller, and 13 years at Deloitte & Touche. Mr. Quartieri has a Masters in Accounting and BS in Accounting from the University of Southern California and is a Certified Public Accountant. He also brings extensive experience in digital entertainment, gaming and hospitality.

Mr. Quartieri will receive an initial annual base salary of $500,000 and will be eligible to receive an annual bonus which is set at 80% of base salary at target level, a sign-on bonus of $300,000 of restricted stock units and an annual perquisite allowance of $25,000. He will also be eligible to participate in the Company’s long-term incentive plan. Mr. Quartieri will enter into an employment agreement with the Company setting forth these terms as well as customary restrictive covenants, including non-compete, non-solicit and not-hire and confidentiality covenants. The foregoing description of Mr. Quartieri’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to a subsequent periodic report filed with the U.S. Securities and Exchange Commission.

On December 15, 2021, the Company issued a press release announcing this development. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

99.1	Press release dated December 15, 2021.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: December 15, 2021	By:	/s/ Robert W. Edmund
Robert W. Edmund
General Counsel, Secretary and Senior Vice President of Human Resources

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